EXHIBIT 99.1

                                                                                                 Financial Guidance Disclosures for 2002

EXHIBIT 99.1

CLAYTON WILLIAMS ENERGY, INC.

FINANCIAL GUIDANCE DISCLOSURES FOR 2002

Overview

Clayton Williams Energy, Inc. and its subsidiaries (the “Company”) has prepared this document to provide public disclosure of certain financial and operating estimates in order to permit the preparation of models to forecast the Company’s operating results for each quarter during the Company’s fiscal year ending December 31, 2002.  These estimates are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates.  The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.

The estimates provided in this document are based on assumptions that the Company believes are reasonable.  Until the Company’s results of operations for this period have been finally compiled and released, all of the estimates and assumptions set forth herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this document that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, or may have occurred through the date of this filing, including such matters as production of oil and gas, product prices, oil and gas reserves, drilling and completion results, capital expenditures and other such matters, are forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be materially different from the results, performance, or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the volatility of oil and gas prices, the unpredictable nature of the Company’s exploratory drilling results; the reliance upon estimates of proved reserves; operating hazards and uninsured risks; competition; government regulation; and other factors referenced in filings made by the Company with the Securities and Exchange Commission.

As a matter of policy, the Company does not attempt to predict:

(a)                      production which may be obtained through future exploratory drilling;

(b)                     dry hole and abandonment costs that may result from future exploratory drilling;

(c)                      the effects of Statement of Financial Accounting Standards No 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”); and

(d)                     gains or losses from sales of property and equipment unless the sale has been consummated prior to the filing of financial guidance.

Currently, the Company plans to spend approximately $59.9 million on exploration and development activities during 2002, of which, $11.1 million was spent during the three months ended March 31, 2002.  Substantially all (approximately 95%) of the 2002 projected expenditures relate to exploratory prospects, including $41.7 million in South Louisiana and $10.8 million in the Cotton Valley Reef Complex.  Exploratory prospects involve a higher degree of risk than development prospects, but may also offer a higher reserve potential and rate of return on investment.  Actual levels of oil and gas production and exploration costs, when ultimately reported, may be materially affected by future exploratory drilling results.

Summary of Estimates

The following table sets forth certain estimates being used by the Company to model its anticipated results of operations for each quarter during the fiscal year ending December 31, 2002.  When a single value is provided, such value represents the mid-point of the approximate range of estimates.  Otherwise, each range of values provided represents the expected low and high estimates for such financial or operating factor.

Year Ended December 31, 2002

Actual First Quarter

Second Quarter

Third Quarter

Fourth Quarter

Dollars in thousands, except per unit data

Average Daily Production:

Gas (Mcf)

33,878

34,000

to

38,000

48,500

to

52,500

52,000

to

56,000

Oil (Bbls)

4,744

3,900

to

4,100

3,700

to

3,900

3,600

to

3,800

Natural gas liquids (Bbls)

556

400

to

500

375

to

475

350

to

450

Total gas equivalents (Mcfe)

65,678

59,800

to

65,600

72,950

to

78,750

75,700

to

81,500

Differentials:

Gas ($/Mcf)

$(.15

)

$(.10)

to

$(.30)

$(.10)

to

$(.30)

$(.10)

to

$(.30)

Oil ($/Bbl)

$(1.45

)

$(1.25)

to

$(1.75)

$(1.25)

to

$(1.75)

$(1.25)

to

$(1.75)

Natural gas liquids ($/Bbl)

$(10.74

)

$(9.00)

to

$(13.00)

$(9.00)

to

$(13.00)

$(9.00)

to

$(13.00)

Costs Variable by Production ($/Mcfe):

Lease operating expenses  (including production taxes)

$.88

$.85

to

$1.02

$.71

to

$.88

$.71

to

$.88

DD&A — Oil and gas properties

$1.15

$1.15

to

$1.32

$1.19

to

$1.36

$1.21

to

$1.38

Other Revenues (Expenses):

Natural gas services:

Revenues

$1,199

$1,150

to

$1,250

$1,150

to

$1,250

$1,150

to

$1,250

Operating costs

$(994

)

$(1,050)

to

$(1,150)

$(1,050)

to

$(1,150)

$(1,050)

to

$(1,150)

Exploration costs:

Abandonments and impairments

$(6,229

)

$(500)

to

$(1,500)

$(500)

to

$(1,500)

$(500)

to

$(1,500)

Seismic and other

$(1,708

)

$(250)

to

$(750)

$(250)

to

$(750)

$(250)

to

$(750)

DD&A — Other

$(338

)

$(325)

to

$(375)

$(325)

to

$(375)

$(325)

to

$(375)

General and administrative

$(1,875

)

$(2,100)

to

$(2,400)

$(1,900)

to

$(2,200)

$(2,200)

to

$(2,500)

Interest expense

$(961

)

$(1,000)

to

$(1,200)

$(1,100)

to

$(1,300)

$(1,150)

to

$(1,350)

Income Tax Rate:

Current

0

%

0%

0%

0%

Deferred

36

%

35%

35%

35%

Weighted Average Shares Outstanding (in thousands):

Basic

9,211

9,200

to

9,400

9,200

to

9,400

9,200

to

9,400

Diluted

9,335

9,300

to

9,750

9,300

to

9,750

9,300

to

9,750

Capital Expenditures

The Company presently plans to spend approximately $59.9 million on exploration and development activities during 2002, substantially all of which relate to exploratory prospects.  The following summarizes the Company’s planned expenditures by area for 2002.

	Actual Expenditures Three Months Ended March 31, 2002	Planned Expenditures Year Ended December 31, 2002	Percentage of Total
	(In thousands)

South Louisiana	$6,800	$41,700	70%
Cotton Valley Reef Complex	3,300	10,800	18%
Austin Chalk (Trend)	200	2,400	4%
West Texas	700	2,100	3%
Other Areas	100	2,900	5%
	$11,100	$59,900	100%

Actual expenditures during 2002 may be substantially higher than these estimates as the Company’s exploration and development plans change throughout the year.  The Company does not attempt to forecast its success rate on exploratory drilling.  Accordingly, these current estimates do not include any costs that may be incurred to complete successful exploratory wells and construct the required production facilities for such wells.  In addition, the Company is actively searching for other opportunities to grow its oil and gas reserve base, including the evaluation of new prospects for exploratory and developmental drilling activities and potential acquisitions of proved oil and gas reserves.  Other factors, such as prevailing product prices and the availability of adequate capital resources, may also have an impact on the ultimate level of expenditures during 2002.  To the extent the Company completes successful exploratory wells, commits to additional exploratory and developmental prospects, and acquires proved oil and gas properties, the Company’s capital expenditures for 2002 will increase.

Supplementary Information

Oil and Gas Production

The following table summarizes, by area, the approximate mid-point of the estimated range of daily net production for each quarter during the year ending December 31, 2002.

Estimated Daily Net Production for 2002

First Quarter

Second Quarter

Third Quarter

Fourth Quarter

(Actual)

Gas (Mcf):

Austin Chalk (Trend)

4,008

3,527

3,239

3,054

Cotton Valley Reef Complex

21,941

24,901

25,119

22,891

Louisiana

2,006

2,055

16,446

22,783

New Mexico/West Texas

1,631

1,385

1,283

1,207

Other

4,292

4,132

4,413

4,065

33,878

36,000

50,500

54,000

Oil (Bbls):

Austin Chalk (Trend)

3,776

3,077

2,801

2,526

Louisiana

83

66

43

261

New Mexico/West Texas

822

681

630

598

Other

63

176

326

315

4,744

4,000

3,800

3,700

Natural Gas Liquids (Bbls):

Austin Chalk (Trend)

418

351

327

302

New Mexico/West Texas

138

99

98

98

556

450

425

400

Oil and gas production includes net production from all south Louisiana wells which are either producing or are being completed as of the date of this filing.  Five of these wells are presently shut-in while waiting on pipeline and production facilities to be constructed and have been projected to commence production, as follows:

Well	Projected Production Date
Delta Duck #2	July 2002
Timolot #1	July 2002
State Lease 16850 #1	October 2002
State Lease 16710 #1	January 2003
Calvin Encalade #1	January 2003

Accounting for Derivatives

The following summarizes information concerning the Company’s net positions in open commodity derivatives as of March 31, 2002, plus positions entered into subsequent to March 31, 2002.

Oil Swaps	Gas Swaps

Bbls

Average Price

MMBtu

Average Price

Production Period:

2nd Quarter 2002

60,000

$

25.15

4,030,000

$

2.95

3rd Quarter 2002

90,000

$

25.15

3,880,000

$

3.05

4th Quarter 2002

90,000

$

25.15

2,550,000

$

3.43

1st Quarter 2003

90,000

$

25.15

1,305,000

$

3.32

2nd Quarter 2003

30,000

$

25.15

1,195,000

$

3.03

360,000

$

25.15

12,960,000

$

3.12

In May 2002, the Company terminated its position in the oil swaps shown in the preceding table at a fixed price of $26.70 per barrel.